Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)
BofA Securities, Inc.
(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Series 2021-2 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TMCL 2021-2 Tape.xlsb” (the “Data File”), provided to us on February 25, 2021, containing certain information related to 226,623 containers (the “Containers”) as of January 31, 2021, which we were informed are intended to be included as collateral in the offering of Textainer Marine Containers VII Limited, Series 2021-2. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Manufacture Date was within 30 days, and Net Book Value (“NBV”) was within 3.0%.

•	The term “Cutoff Date” means January 31, 2021.

•
The term “Sources” means the following information provided by the Company: Invoices, Purchase Agreements, Acceptance Certificates, Inspection Certificates, Lease Agreements (Lease Schedules, Addendums, Amendments), screenshots from the Company’s fixed asset management system or billing and tracking system (the “System Screenshots”), documents containing discount rate for each Sample Container (defined below) subject to Lease Type “PR” (the “Discount Rates”), and electronic mail correspondence from the Company listing:

–	The depreciation life and residual value by Equipment Type (the “Depreciation Policy”)

–
The temporary average pick-up date related to a lease that requires a Base Term starting on the average pick-up date of all containers on the lease, but such date has not been determined (the “Temporary Average Pick-up Date”)

–	The acceptable equipment type descriptions corresponding to each Equipment Type code in the Data File (the “Equipment Type Descriptions”)

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

We were instructed by the Company to perform the following agreed-upon procedures on the Containers in the Data File.

A.
The Company instructed us to select a random sample of 25 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File.

B.
For each Sample Container, we compared or recomputed the specified attributes listed below to or using the corresponding information contained in the Sources, utilizing the Company’s instructions, as applicable, listed below. The Specified Parties indicated that the absence of any of the Sources, or the inability to compare or recompute the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was compared or recomputed.

Attributes	Sources / Company’s Instructions

Container Unit ID	Invoice, Purchase Agreement, System Screenshot

New/Used	Invoice or Purchase Agreement. A Sample Container is considered to be “New” if an Invoice was available, and “Used” if a Purchase Agreement was available.

Original Equipment Cost (“OEC”)	System Screenshot

Net Book Value (“NBV”)
For each Sample Container subject to Lease Type “MS” or “TR,” recompute NBV using the straight-line depreciation method per the Depreciation Policy, based on OEC (for New Containers) or Estimated OEC (for Used Containers) and the depreciation start date stated in the Data File.

For each Sample Container subject to Lease Type “PR,” recompute NBV as the present value as of the Cutoff Date of the Buyout Amount stated in the Data File and remaining monthly lease payments (based on the Lease Rate stated in the Data File and Lease Expiration Date recomputed below), discounted at the Discount Rate.

Manufacture Date	Date of the Acceptance Certificate or Inspection Certificate

Age (month) as of February 28, 2021	Recompute as the difference between the Manufacture Date stated in the Data File and February 28, 2021, rounded up to the nearest number of months.

Recompute a

Equipment Type	Invoice or Purchase Agreement and Equipment Type Descriptions

Lessee’s Name (not compared for Sample Containers with status “In-Depot”)	Lease Agreement

Lease Type (not compared for Sample Containers with status “In-Depot”)
Lease Agreement. Consider the Lease Type to be:

- a finance lease (Lease Type “PR”) if the Lease Agreement includes a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

Attributes	Sources / Company’s Instructions

- a term lease (Lease Type “TR”) if the Lease Agreement requires a minimum on-hire term of one year or greater and does not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

- a master lease (Lease Type “MS”) if the Lease Agreement does not require a minimum on-hire term

Lease Rate (not compared or recomputed for Sample Containers with status “In-Depot”)
Lease Agreement

For Sample Containers for which the Lease Agreement requires that the lessee pay for damage protection plan (“DPP”) or the lessor bear the cost of affixing and removing the lessee’s logo on the Containers, recompute Lease Rate by subtracting the amount appearing as DPP on the System Screenshot from the Lease Rate stated in the Lease Agreement.

Lease Start Date (not compared for Sample Containers with status “In-Depot”)
Lease Agreement

Compare to the 1st day of the calendar month of the Effective Date, On Hire Date, or Base Term start date stated in the Lease Agreement, or the date after the Build-up Period stated in the Lease Agreement.

If the Lease Agreement requires a Base Term starting from the Container’s pick-up date, compare to the 1st day of the calendar month of the pick-up date in the System Screenshot.

Lease Expiration Date (not compared or recomputed for Sample Containers with status “In-Depot”)
Lease Agreement

Compare to the last date of the Base Term stated in the Lease Agreement, or the date immediately preceding the Build-down Period stated in the Lease Agreement. If such date was not available, recompute Lease Expiration Date by adding the Base Term or Minimum Term stated in the Lease Agreement to the Lease Start Date.

If the Lease Agreement requires a Minimum Term based on a certain number of months of the Sample Container’s manufacture age, recompute Lease Expiration Date by adding such Minimum Term to the Sample Container’s Manufacture Date stated in the Data File.

If the Lease Agreement requires a Base Term starting on the average pick-up date of all containers on the lease, and such date has not been determined, recompute Lease Expiration Date by adding the Base Term stated in the Lease Agreement to the Temporary Average Pick-up Date.

Buyout Amount (applicable only for Sample Containers subject to Lease Type “PR”)	Lease Agreement

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources, except as listed in Exhibit B.

C.
For each Sample Container without status “In-Depot,” we observed an “OL” (on-lease) or “DI” (direct interchange) status in the System Screenshot or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

D.	For each Sample Container with status “In-Depot,” we observed an “AV” (available) or “DM” (damaged) status in the System Screenshot.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
March 15, 2021

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID

1	TGBU601740	14	TEMU514454
2	MSDU403061	15	TGBU262627
3	MSMU786164	16	TEMU044426
4	TGBU970091	17	TEMU173135
5	TGBU471903	18	TGBU719602
6	TGBU535576	19	TGBU705883
7	TGBU664112	20	TGBU706469
8	TEMU175543	21	TEMU045664
9	AXIU622895	22	TGBU235502
10	TEMU902494	23	TGBU415747
11	TEMU141068	24	TGBU938480
12	TEMU834541	25	TGBU987308
13	TGBU263104

A-1

Exhibit B

Exception List

Sample Container Number	Container ID	Attribute	Per Data File	Per Source

2	MSDU403061	Lease Expiration Date	September 9, 2034	August 31, 2033

B-1